UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)		70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Form of Performance Share Unit Award Agreement
Form of Stock Option Agreement
Form of Restricted Stock Agreement
Nominating and Corporate Governance Committee Charter adopted February 23, 2006

Item 1.01. Entry into a Material Definitive Agreement.
Approval of 2006 Base Salary Increases
     On February 23, 2006, the Compensation Committee of the Board of Directors of Superior Energy Services, Inc. (the “Company”) approved increases to the base salaries of the Company’s named executive officers (as that term is defined in Item 402(a)(3) of Regulation S-K), effective April 1, 2006. The base salaries of the named executive officers for 2006 are as follows: Terence E. Hall, Chairman, Chief Executive Officer ($590,000), Kenneth Blanchard, Chief Operating Officer, President ($370,000), Robert S. Taylor, Chief Financial Officer, Executive Vice President, Treasurer ($300,000), Alan P. Bernard, Executive Vice President ($225,000) and Gregory L. Miller, Executive Vice President ($240,000).
Approval of 2006 Long-Term Incentive Awards
     On February 23, 2006, the Compensation Committee granted long-term incentive awards to each of the Company’s named executive officers and other key employees of the Company under its stockholder approved 2005 Stock Incentive Plan (the “Plan”). These awards consisted of performance share units (“Units”), non-qualified stock options and shares of restricted stock.
     The performance period for the Units runs from January 1, 2006 through December 31, 2008. The two performance measures applicable to all participants are the Company’s return on invested capital and total shareholder return relative to those of the Company’s pre-defined “peer group.” Participants can earn from $0 to $200 per Unit, as determined by the Company’s achievement of the performance measures. The Units provide for settlement in cash or up to 50% in equivalent value in Company common stock, if the participant has met specified continued service requirements. The form of Performance Share Unit Award Agreement with respect to the 2006 grants under the Plan is attached as Exhibit 10.1 to this report.
     The non-qualified stock options grant the optionee the right to purchase a stated number of shares of the Company’s common stock at an exercise price of $24.99 per share, which represents the fair market value of the Company’s common stock on February 23, 2006. These options will be exercisable in equal annual installments on the anniversary date of the date of grant for three consecutive years, and will expire on the tenth anniversary of the date of grant. The form of Stock Option Agreement with respect to the 2006 grants under the Plan is attached as Exhibit 10.2 to this report.
     Holders of the shares of restricted stock are entitled to all rights of a shareholder of the Company with respect to the restricted stock, including the right to vote the shares and receive all dividends and other distributions declared thereon. The shares restricted stock will be exercisable in equal annual installments on the anniversary date of the date of grant for three consecutive years. The form of Restricted Stock Agreement with respect to the 2006 grants under the Plan is attached as Exhibit 10.3 to this report.

     Awards of the Units, non-qualified stock options and shares of restricted stock to the Company’s named executive officers were granted in the following amounts:

	Performance	Non-Qualified Stock	Shares of
Recipient	Share Units	Options	Restricted Stock
Terence E. Hall	7,875.00	75,400	15,756
Kenneth Blanchard	3,250.00	31,200	6,503
Robert S. Taylor	2,500.00	24,000	5,002
Gregory L. Miller	1,725.00	16,600	3,451
A. Patrick Bernard	1,575.00	15,000	3,151
Approval of 2006 Annual Incentive Compensation Targets
     Also on February 23, 2006, the Compensation Committee approved the incentive compensation targets for its 2006 incentive bonus program. The parameters of the program provide for minimum, target and maximum cash bonus award levels, as a percentage of salary, based upon the achievement of 75%, 100% and 130% of an individual performance target.
     Managers of the Company’s business units are assigned a pre-tax target that either aligns with the corporate financial goals or the goals of their assigned business units. The bonus payout is weighted 100% on the corporate financial performance for those with corporate responsibilities. For those managers assigned to a particular business unit, it is weighted 80% on their business unit performance and 20% on the overall corporate performance.
     Depending on the financial performance of the business unit (or the achievement of corporate financial goals) relative to their targets, the bonus payout levels are as follows:

Target Level	Bonus (% of Salary)
Minimum (75% of target)	25%
Target	50%
Maximum (130% of target)	100%
     If the financial performance occurs at a level in between these factors, a sliding scale is used to estimate the appropriate payout factor, with adjustments for safety performance as discussed below.
     Assuming a particular officer qualifies for a bonus payout, the payout can either be reduced by a maximum of 25% if pre-determined “base” metrics are not met for his particular business unit, or increased by a maximum 12.5% for achieving “stretch” targets. The three metrics that will be measured are safety, employee retention and return on invested capital.
     The safety metric will be based on one overall target, called a “Total Recordable Incident Rate,” and is designed to allow managers to focus equally on reducing and managing incidents regardless of recordability. The employee retention metric focuses on the return of investment of human capital (percentage of employees replaced due to terminating employment with the

Company in a given period, over the approved number of positions for that period). The return on invested capital metric measures how effectively managers are deploying capital to achieve growth.
     Depending on the business unit, 25% of the bonus will be subject to one, two or all three of the metrics described above. For example, a capital intensive business unit without considerable historical issues with safety or retention could use the entire 25% on the return of invested capital metric.
     Under the terms of the Company’s incentive bonus program, any bonus amounts determined under the formulas described above may be adjusted in order to ensure that they are appropriate in light of the performance factors relevant to the particular officer, including discretionary adjustments based on other non-financial performance related metrics. All bonuses are approved by the Compensation Committee upon the recommendation of Company management.
Item 8.01. Other Events.
     On February 23, 2006, the Company’s Board of Directors approved revisions to the charter for its Nominating and Corporate Governance Committee. The restated Nominating and Corporate Governance Committee Charter is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of Performance Share Unit Award Agreement.

10.2	Form of Stock Option Agreement.

10.3	Form of Restricted Stock Agreement.

99.1	Nominating and Corporate Governance Committee Charter, adopted February 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer
Dated: March 1, 2006

  Index to Exhibits

10.1	Form of Performance Share Unit Award Agreement.

10.2	Form of Stock Option Agreement.

10.3	Form of Restricted Stock Agreement.

99.1	Nominating and Corporate Governance Committee Charter, adopted February 23, 2006.